                                                                   EXHIBIT 32(B)

          CERTIFICATION BY THE CHIEF FINANCIAL AND ACCOUNTING OFFICER RELATING TO THE ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS

     I, Arthur B. Winkleblack, Director, Vice President and Chief Financial Officer of H.J. Heinz Finance Company, a Delaware corporation ("Heinz Finance"), hereby certify that, to my knowledge:

     1. Heinz Finance's annual report on Form 10-K for the fiscal year ended April 27, 2005 (the "Form 10-K") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Heinz Finance.

Date: July 25, 2005

                                          By: /s/ ARTHUR B. WINKLEBLACK
                                            ------------------------------------
                                            Name: Arthur B. Winkleblack
                                              Title:  Director, Vice President
                                            and Chief
                                                 Financial Officer